AMERICAN GENERAL LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT D
                      VARIABLE RETIREMENT ANNUITY CONTRACTS

                         SUPPLEMENT DATED MARCH 22, 2021
                     TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Contract owners of the proposed reorganization of the Capital Conservation Fund ("Target Fund"), a series of VALIC Company I ("VCI Trust"), into the Core Bond Fund ("Acquiring Fund"), also a series of the VCI Trust (such combination referred to hereinafter as the "Reorganization").

     American General Life Insurance Company received notification that the Board of Directors of the VCI Trust approved the Reorganization pursuant to which the Target Fund will be reorganized into a shell series of the VCI Trust, with the Acquiring Fund being the surviving fund. The Acquiring Fund will have the same investment objectives, strategies and policies as the Target Fund. All of the Target Fund's assets and liabilities would be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Reorganization is completed, shareholders of the Target Fund will receive shares of the Acquiring Fund, the total value of which will be equal to the total value of their shares of the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations.

     The Reorganization is expected to be consummated at the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time, on or about Friday, May 21, 2021 (the "Closing Date"), subject to approval at a special meeting of shareholders to be held on or about May 11, 2021. The VCI Trust
is an existing trust offered under the Contracts.   All Contract account
values in the Target Fund variable account option will be automatically transferred into the Acquiring Fund's variable account option.

     At any time before 3:00 p.m. central time on the Closing Date, you may transfer your Contract account values in the Target Fund's variable account option to any of the other variable account options available under the Contract. You may give us instructions to transfer your account value to another variable account option by calling our Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable account options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

     If we receive any new instruction from you for purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Target Fund variable account option after 3:00 p.m. central time on the Closing Date, such transaction will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, May 24, 2021).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Target Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Fund.

     Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of account value out of the Target Fund prior to the Closing Date or out of the Acquiring Fund within 60 days after the Closing Date (i.e., July 20, 2021), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Target Fund variable account option. If you have any questions, please contact our Annuity Service Center at 1-800-247-6584.